UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 8, 2005


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


          New York                      0-10832                  13-2956272
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                250 Clearbrook Road
                Elmsford, New York                               10523
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

On February 8, 2005, the Company finalized an Agreement to settle its outstanding environmental lawsuit relating to contamination of a portion of property owned in New Jersey from August 1984 to June 1985. The Company had owned and operated a graphic arts camera manufacturing facility at this location. The Company sold the property in June 1985 and terminated this operation ("Kenro Corporation") in 1986. Kenro Corporation was unrelated to the Company's current medical imaging product line.

The Settlement Agreement includes a Release and Indemnification, as well as a Stipulation of Dismissal with Prejudice.

The terms of this Settlement require a payment of $650,000 to the current owners of the property; which the Company and their insurance carrier will share equally.

Item 9.01 Financial Statements and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number       Description
------       -----------
 10.1        Settlement Agreement (with Release and Indemnification)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2005

                                      AFP Imaging Corporation


                                      By:  /s/ Elise Nissen
                                           -------------------------------------
                                           Elise Nissen, Chief Financial Officer

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                             AFP Imaging Corporation
                   Form 8-K (Date of Report: February 8, 2005)

                                  Exhibit Index

 Exhibit
 Number      Description
---------    -----------
  10.1       Settlement Agreement


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